1 © 2007 Medco Health Solutions, Inc. All rights reserved. Medco 2007 Analyst Day Medco 2007 Analyst Day November 16, 2007 November 16, 2007

Medco 2007 Medco 2007 Analyst Day Analyst Day Valerie C. Haertel Valerie C. Haertel Vice President, Investor Relations Vice President, Investor Relations

© 2007 Medco Health Solutions, Inc. All rights reserved.
Forward-looking Statements
Forward-looking Statements
This presentation contains “forward-looking statements”
This presentation contains “forward-looking statements”
“forward-looking statements”
forward&#45;looking statements&#148;
-looking statements&#38;#148;
looking statements&#38;#38;#148;
” as that term is defined in the Private as that term is defined in the Private
Securities Securities Litigation Litigation Reform Reform Act Act of of 1995. 1995. These These statements statements involve involve risks risks and and uncertainties uncertainties that that may cause results to differ materially from those set forth in the statements.  No forward-looking may cause results to differ materially from those set forth in the statements.  No forward-looking he statements.  No forward-looking
-looking
looking
statement statement can can be be guaranteed, guaranteed, and and actual actual results results may may differ differ materially materially from from those those projected. projected. We We undertake undertake no no obligation obligation to to publicly publicly update update any any forward-looking forward-looking
-looking
looking statement, statement, whether whether as as a a result result of of new new information, information, future future events events or or otherwise. otherwise. The The forward-looking forward-looking
-looking
looking statements statements are are not not historical historical facts, facts, but but rather rather are are based based on on current current expectations, expectations, estimates, estimates, assumptions assumptions and and projections projections abo abo ut ut the the business business and and future future financial financial results results of of the the pharmacy pharmacy benefit benefit management management (“PBM”)
(“PBM”)
“PBM”)
PBM&#148;)
”)
)
and and specialty specialty pharmacy pharmacy industries, industries, and and other other legal, legal, regulatory regulatory and and economic economic developments.  developments.
We use words such as “anticipates,”
We use words such as “anticipates,”
“anticipates,”
anticipates,&#148;
” “believes,”
“believes,”
believes,”
” “plans,”
“plans,”
plans,”
” “expects,”
“expects,”
expects,”
” “projects,”
“projects,”
projects,”
” “future,”
“future,”
future,”
” “intends,”
“intends,”
intends,”
”
“may,”
“may,”
may,”
” “will,”
“will,”
will,”
” “should,”
“should,”
should,”
” “could,”
“could,”
could,”
” “estimates,”
“estimates,”
estimates,”
” “predicts,”
“predicts,”
predicts,”
” “potential,”
“potential,”
potential,”
” “continue,”
“continue,”
continue,”
” “guidance”
“guidance”
guidance”
” and and
similar similar expressions expressions to to identify identify these these forward-looking forward-looking
-looking
looking statements. statements. Medco’s
Medco’s
’s
s actual actual results results could could
differ differ materially materially from from the the results results contemplated contemplated by by these these forward-looking forward-looking
-looking
looking statements statements due due to a to a
number of factors. number of factors.
Forward-looking
Forward-looking
-looking
looking statements statements in in this this presentation presentation should should be be evaluated evaluated together together with with the the risks risks and and uncertainties uncertainties that that affect affect our our business, business, particularly particularly those those mentioned mentioned in in the the Risk Risk Factors Factors section section of of the the Company's Company's Annual Annual Report Report on on Form Form 10-K,
10-K,
-K,
K, Quarterly Quarterly Reports Reports on on Form Form 10-Q
10-Q
-Q
Q and and other other
documents filed from time to time with the Securities and Exchange Commission.
documents filed from time to time with the Securities and Exchange Commission.
ge Commission.

© 2007 Medco Health Solutions, Inc. All rights reserved.
Medco 2007 Analyst Day
Medco 2007 Analyst Day
Q&A / Closing Remarks Q&A / Closing Remarks 1:15 –
1:15 –
– 2:00 2:00
Lunch Lunch 12:15 –
12:15 –
– 12:45 12:45
Opening Video Opening Video “Leading the Way with Clinical Innovation”
“Leading the Way with Clinical Innovation”
Leading the Way with Clinical Innovation”
” 8:05 –
8:05 –
– 8:10 8:10
Break Break 10:00 –
10:00 –
– 10:15 10:15
Registration & Continental Breakfast Registration & Continental Breakfast 7:30 –
7:30 –
– 8:00 8:00
V. Haertel V. Haertel Welcome Welcome 8:00 –
8:00 –
– 8:05 8:05
D. Snow D. Snow The Medco Strategy The Medco Strategy 8:10 –
8:10 –
– 9:30 9:30
K. Klepper
K. Klepper
Klepper / G. Stettin / G. Stettin Engaging Members Engaging Members 9:30 –
9:30 –
– 10:00 10:00
R. Epstein R. Epstein Leading the Way in Personalized Medicine Leading the Way in Personalized Medicine 10:15 –
10:15 –
– 11:00 11:00
T. Wentworth T. Wentworth Strengthening Our Lead in Specialty Pharmacy Strengthening Our Lead in Specialty Pharmacy 11:00 –
11:00 –
– 11:30 11:30
Member Engagement Zone Member Engagement Zone
Explore Medco’s products and services and experience
Explore Medco’s products and services and experience
’s products and services and experience
s products and services and experience
the power of Medco’s technology and innovations
the power of Medco’s technology and innovations
’s technology and innovations
s technology and innovations
2:00 –
2:00 –
– 4:00 4:00
J. Reed/R. Rubino
J. Reed/R. Rubino
Rubino Executing a Client-Focused Fiscal Plan
Executing a Client-Focused Fiscal Plan
-Focused Fiscal Plan
Focused Fiscal Plan 12:45 –
12:45 –
– 1:15 1:15
B. Birch / B. Griffin / G. Taylor / B. Birch / B. Griffin / G. Taylor /
J. Dickerson, EVP-CFO of HealthNow
J. Dickerson, EVP-CFO of HealthNow
-CFO of HealthNow
CFO of HealthNow
HealthNow
Panel Moderated by K. Klepper
Panel Moderated by K. Klepper
Klepper
Aligned Strategic Interests with Clients Aligned Strategic Interests with Clients 11:30 -
11:30 -
- 12:15 12:15
Advancing the Practice of Pharmacy
Advancing the Practice of Pharmacy

© 2007 Medco Health Solutions, Inc. All rights reserved.
Advancing the Practice of Pharmacy
Advancing the Practice of Pharmacy
Engaging
Members
Aligned
Strategic
Interests
with
Clients
Strengthening
Our Lead in
Specialty
Pharmacy
Executing
a Client-
Focused
Fiscal Plan
Leading the
Way in
Personalized
Medicine
The Medco
The Medco
Strategy
Strategy

The Medco The Medco Strategy Strategy David Snow David Snow Chairman and CEO Chairman and CEO

7 © 2007 Medco Health Solutions, Inc. All rights reserved. The Medco Strategy The Medco Strategy 2007 Review 2007 Review 2008 Focus 2008 Focus The Bigger Strategy The Bigger Strategy

© 2007 Medco Health Solutions, Inc. All rights reserved.
New Business
New Business
and Renewals
and Renewals
Specialty
Specialty
Pharmacy
Pharmacy
2007 Core Strategic Growth Drivers
2007 Core Strategic Growth Drivers
Generics
Generics
Clinical
Clinical
Innovation
Innovation
Mail Order
Mail Order
Solutions
Solutions
for Seniors
for Seniors

© 2007 Medco Health Solutions, Inc. All rights reserved.
Record GDR of 60.3% in 3Q07
Record GDR of 60.3% in 3Q07
~ ~
Growth of 4.3 percentage points from 3Q06 Growth of 4.3 percentage points from 3Q06
New generic introductions contribute approximately
New generic introductions contribute approximately
$0.35 EPS in 2007
$0.35 EPS in 2007
Volume of 23.5 million in 3Q07
Volume of 23.5 million in 3Q07
On track to reach record volume of 95 million in 2007
On track to reach record volume of 95 million in 2007
~ ~
YOY growth of 6.7% YOY growth of 6.7%
Adjusted mail-order penetration rate of 38.4% in 3Q07
Adjusted mail-order penetration rate of 38.4% in 3Q07
2007 Core Strategic Growth Drivers
2007 Core Strategic Growth Drivers
Mail Order
Mail Order
Generics
Generics

© 2007 Medco Health Solutions, Inc. All rights reserved.
GDR of 64.5% in 3Q07
GDR of 64.5% in 3Q07
Adjusted mail-order penetration of 30.6% in 3Q07
Adjusted mail-order penetration of 30.6% in 3Q07
Broad portfolio of product offerings
Broad portfolio of product offerings
Accredo gross margin of 7.8% in 3Q07
Accredo gross margin of 7.8% in 3Q07
YOY 3Q07 operating income growth of 18.8%
YOY 3Q07 operating income growth of 18.8%
3Q07 Net revenue growth of 11%
3Q07 Net revenue growth of 11%
Accredo expected to grow by up to $0.08 EPS in 2007
Accredo expected to grow by up to $0.08 EPS in 2007
2007 Core Strategic Growth Drivers
2007 Core Strategic Growth Drivers
Specialty
Specialty
Pharmacy
Pharmacy
Solutions
Solutions
for Seniors
for Seniors

© 2007 Medco Health Solutions, Inc. All rights reserved.
Delivered Medco Therapeutic Resource Centers
Delivered Medco Therapeutic Resource CentersTM
TM
Announced Mayo Clinic (Coumadin
Announced Mayo Clinic (Coumadin
® ®
) and LabCorp
) and LabCorp
(Tamoxifen) collaborations
(Tamoxifen) collaborations
Closed $1.5 billion PolyMedica acquisition
Closed $1.5 billion PolyMedica acquisition
Closed Accredo
Closed Accredo
acquisition of Critical Care Systems
acquisition of Critical Care Systems
96.3% retention rate –
96.3% retention rate –
highest of reporting PBMs
highest of reporting PBMs
New annualized sales of $1.9 billion with mail
New annualized sales of $1.9 billion with mail
penetration of 52% as of 3Q07 (incl. PolyMedica)
penetration of 52% as of 3Q07 (incl. PolyMedica)
93% of total renewal pricing in effect through 3Q07
93% of total renewal pricing in effect through 3Q07
(99% of total scheduled renewals completed)
(99% of total scheduled renewals completed)
Clinical
Clinical
Innovation
Innovation
New Business
New Business
and Renewals
and Renewals
2007 Core Strategic Growth Drivers
2007 Core Strategic Growth Drivers

© 2007 Medco Health Solutions, Inc. All rights reserved.
$1.50
$1.83
$1.89
$2.24
$2.72
2003 2004 2005 2006* 9/2007 YTD
* Excludes first-quarter 2006 legal settlements charge; see reconciliation to GAAP financial tables in appendix.
Record 2007 YTD
Record 2007 YTD
EBITDA Per Adjusted Script
EBITDA Per Adjusted Script

© 2007 Medco Health Solutions, Inc. All rights reserved.
2003 2004 2005 2006* 2007E
Strong 2007 Earnings Per Share Growth
Strong 2007 Earnings Per Share Growth
$1.57
$1.75
$2.05
$3.16 – $3.21
$2.42
* Excludes first-quarter 2006 legal settlements charge; see reconciliation to GAAP financial tables in appendix .

© 2007 Medco Health Solutions, Inc. All rights reserved.
Strong 2007 YTD Equity Appreciation
Strong 2007 YTD Equity Appreciation
80
90
100
110
120
130
140
150
160
170
180
190
MHS: +87.4%
S&P 500:
+4.4%
Source: Thomson Financial
MHS 2007 YTD Return Through 11/13/07: +87.4%
MHS 2007 YTD Return Through 11/13/07: +87.4%
MHS 2007 YTD Return Through 11/13/07: +87.4%

15 © 2007 Medco Health Solutions, Inc. All rights reserved. 2007 Review 2008 Focus 2008 Focus The Bigger Strategy The Medco Growth Strategy The Medco Growth Strategy

© 2007 Medco Health Solutions, Inc. All rights reserved.
2008 EPS Guidance
2008 EPS Guidance
19%
19%–24%
24%
$3.55–$3.60
$4.29–$4.41
EPS
EPS
(adj. for intangible
(adj. for intangible
amortization)
amortization)
21%
21%–27%
27%
$3.16–$3.21
$3.89–$4.01
EPS (GAAP)
EPS (GAAP)
%
%
Growth
Growth
2007
2007
Revised
Revised
Guidance
Guidance
2008
2008
Guidance
Guidance
*Excludes first-quarter 2006 legal settlements charge; see reconciliation to GAAP financial tables in appendix.
After a projected 31 to 33% 2007 EPS growth over 2006*,
how do we grow from here?
After a projected 31 to 33% 2007 EPS growth over 2006*,
After a projected 31 to 33% 2007 EPS growth over 2006*,
how do we grow from here?
how do we grow from here?

© 2007 Medco Health Solutions, Inc. All rights reserved.
2006 2007 2008 2009 2010 2011 2012
2006 2007 2008 2009 2010 2011 2012
Generic Growth Opportunity
Generic Growth Opportunity
Zocor Zocor ® ®
Zoloft Zoloft ® ®
Plavix Plavix ® ®
Pravachol Pravachol ® ®
Flonase Flonase ® ®
$16.1 $16.1
(1) (1)
Lotrel Lotrel ® ®
Norvasc Norvasc ® ®
Ambien Ambien ® ®
Coreg Coreg ® ®
Toprol XL Toprol XL ® ®
Risperdal Risperdal ® ®
Fosamax Fosamax ® ®
Depakote Depakote ® ®
Prevacid Prevacid ® ®
Topamax Topamax ® ®
Lamictal Lamictal ® ®
Valtrex Valtrex ® ®
Aciphex Aciphex ® ®
Imitrex Imitrex ® ®
Keppra Keppra ® ®
Flomax Flomax ® ®
Lipitor Lipitor ® ®
Effexor XR Effexor XR ® ®
Protonix Protonix ®(2)
®(2)
(2)
Actos Actos ® ®
Zyprexa Zyprexa ® ®
Singulair Singulair ® ®
Seroquel Seroquel ® ®
Plavix Plavix ® ®
Lexapro Lexapro ® ®
Avandia Avandia ® ®
The Majority of Generics Coming to Market
Treat Chronic and Complex Conditions
The Majority of Generics Coming to Market
The Majority of Generics Coming to Market
Treat Chronic and Complex Conditions
Treat Chronic and Complex Conditions
Over $65 billion in Brand Drugs Off-Patent from 2007–2012
Over $65 billion in Brand Drugs Off-Patent from 2007–2012
1) Includes Plavix, $2.7B annual US spend; (2) Potential 2007 release
Source: U.S. Drug spend estimates are based on IMS Health data for 2006 and 2005. Brand drug expirations based on expected patent expiration dates current as of September 2007.  Changes may occur due to litigation, patent challenges, etc.
$11.0
$4.9
$13.0
$4.1
$18.9
$13.5
(1) (1)

© 2007 Medco Health Solutions, Inc. All rights reserved.
2006 2007 2008 2009 2010 2011 2012
2006 2007 2008 2009 2010 2011 2012
Lipitor
Lipitor
® ®
Effexor
Effexor
XR
XR
® ®
Generic Growth Opportunity
Generic Growth Opportunity
Zocor ®
Zoloft ®
Plavix ®
Pravachol ®
Flonase ®
89% 89%
(1) (1)
Lotrel ®
Norvasc ®
Ambien ®
Coreg ®
Toprol XL ®
Risperdal ®
Fosamax ®
Depakote ®
Prevacid ®
Topamax ®
Lamictal ®
Valtrex ®
Aciphex ®
Imitrex ®
Keppra ®
Flomax ®
The Majority of Generics Coming to Market
The Majority of Generics Coming to Market
Treat Chronic and Complex Conditions
Treat Chronic and Complex Conditions
Over $65 billion in Brand Drugs Off-Patent from 2007–2012
Over $65 billion in Brand Drugs Off-Patent from 2007–2012
1) Includes Plavix, $2.7B annual US spend; (2) Potential 2007 release
Source: U.S. Drug spend estimates are based on IMS Health data for 2006 and 2005. Brand drug expirations based on expected patent expiration dates current as of September 2007.  Changes may occur due to litigation, patent challenges, etc.
100%
94%
84%
95%
90%
100%
(1) (1)
Protonix
Protonix
®(2)
®(2)
(2)
Avandia
Avandia
® ®
Acute Chronic/Complex

© 2007 Medco Health Solutions, Inc. All rights reserved.
2008 Brand Drugs to Watch for
2008 Brand Drugs to Watch for
Early Generics Releases
Early Generics Releases
If released early, a full-year contribution of Protonix and
a half-year contribution of Effexor XR tablet could
add up to $0.08–$0.10 in EPS
If released early, a full-year contribution of Protonix
If released early, a full-year contribution of Protonix
and
and
a half-year contribution of Effexor XR tablet could
a half-year contribution of Effexor XR tablet could
add up to $0.08–$0.10 in EPS
add up to $0.08–$0.10 in EPS
$4.8B Unscheduled Potential for Early Generics Releases
$4.8B Unscheduled Potential for Early Generics Releases
$4.8B Unscheduled Potential for Early Generics Releases
$2.3 Billion
$2.5 Billion
Protonix
®
Effexor XR
®
Date Originally Scheduled 01/19/11 7/01/11
Potential Release Date 01/01/08 6/13/08

© 2007 Medco Health Solutions, Inc. All rights reserved.
2006 2007 2008 2009 2010 2011 2012
2006 2007 2008 2009 2010 2011 2012
2008 Generic Growth Opportunity
2008 Generic Growth Opportunity
$6.8 $6.8
(1) (1)
$19.7 $19.7
(2) (2)
$27.3 $27.3
(2) (2)
$35.9 $35.9
(2) (2)
$45.5 $45.5
(2) (2)
$56.1 $56.1
(2) (2)
$73.4 $73.4
(1) (1)
1) Includes Plavix®, $2.7B annual US spend; (2) Excludes Plavix, $2.7B annual US spend.
Source: U.S. Drug spend estimates are based on IMS Health data for 2006 and 2005, compounded amounts prorated for mid-term expirations.
Brand drug expirations based on expected patent expiration dates current as of September 2007.  Changes may occur due to litigation, patent challenges, etc.
$65B Off-Patent Compounding Effect
($ Billions, prorated)
$65B Off-Patent Compounding Effect
$65B Off-Patent Compounding Effect
($ Billions, prorated) ($ Billions, prorated)

21 © 2007 Medco Health Solutions, Inc. All rights reserved. 78 88 87 89 ~95 ~105 2003 2004 2005 2006 2007E 2008E 2008E Mail-Order Volume Growth 2008E Mail-Order Volume Growth

© 2007 Medco Health Solutions, Inc. All rights reserved.
Robust Biotechnology Drug Pipeline
Robust Biotechnology Drug Pipeline
Source: HealthStrategiesGroup
Source: HealthStrategiesGroup
HealthStrategiesGroup
*Source: *Source: PhRMA PhRMA 2005 2005 Survey: Survey: Medicines Medicines in in
Development,
Development,
, Oct. Oct. 2006 2006
Some medicines are listed in more than one category. Some medicines are listed in more than one category.
Specialty Pharmacy Drug Spend
Specialty Pharmacy Drug Spend
($ in billions) ($ in billions)
More Than 400 Drugs
More Than 400 Drugs
in Development Pipeline*
in Development Pipeline*
Accredo incremental contribution of $0.06–$0.09 per share in 2008
Accredo incremental contribution of $0.06–$0.09 per share in 2008
Accredo incremental contribution of $0.06–$0.09 per share in 2008
10
13
14
15
17
22
22
44
50
210
9
7
6
4
4
18
Cancer/related conditions
Infectious diseases
Autoimmune disorders
AIDS/HIV
Cardiovascular disease
Neurologic disorders
Diabetes/related
Digestive disorders
Respiratory disorders
Blood disorders
Genetic disorders
Skin disorders
Eye conditions
Growth disorders
Transplantation
Other
62
111
2006 2010E

© 2007 Medco Health Solutions, Inc. All rights reserved.
Announced three new Medicare prescription drug plan
offerings for 2008 to provide more choice and better value
to seniors
26 geographic regions
Potential to further leverage the well-known Liberty
Medical brand in the seniors market
Announced three new Medicare prescription drug plan
Announced three new Medicare prescription drug plan
offerings for 2008 to provide more choice and better value
offerings for 2008 to provide more choice and better value
to seniors
to seniors
26 geographic regions
26 geographic regions
Potential to further leverage the well-known Liberty
Potential to further leverage the well-known Liberty
Medical brand in the seniors market
Medical brand in the seniors market
Seniors Market Strategy
Seniors Market Strategy
+12.5%
+12.5%
$480 M
$480 M
$540 M
$540 M
PDP Revenues
PDP Revenues
Growth
Growth
2007E
2007E
2008E
2008E

© 2007 Medco Health Solutions, Inc. All rights reserved.
2008 New Business and Renewals*
2008 New Business and Renewals*
$4.5B $4.5B
$4.5B
2008 calendarized
2008 calendarized
new
new
named drug spend to date
named drug spend to date
$4.8B $4.8B
$4.8B
Completed 34% of 2008
total renewal activity
63.3% 63.3%
63.3%
Adjusted mail-order penetration rate
for new named accounts
*As of 3Q07

© 2007 Medco Health Solutions, Inc. All rights reserved.
CVS/Caremark
CVS/Caremark
No meaningful changes in
No meaningful changes in
competitive environment
competitive environment
since merger
since merger
Environmental Update
Environmental Update
AWP/AMP
AWP/AMP
Medco contract language
Medco contract language
protects the relative
protects the relative
economics of both the client
economics of both the client
and Medco regardless of
and Medco regardless of
benchmark used for pricing
benchmark used for pricing
Political Environment
Political Environment
Do not expect negative impact
Do not expect negative impact
from either a Democratic or
from either a Democratic or
Republican White House
Republican White House
Biogenerics
Biogenerics
have bipartisan
have bipartisan
support
support

26 © 2007 Medco Health Solutions, Inc. All rights reserved. The Medco Strategy The Medco Strategy 2007 Review 2008 Focus The Bigger Strategy The Bigger Strategy

27 © 2007 Medco Health Solutions, Inc. All rights reserved. The Medco Model The Medco Model

© 2007 Medco Health Solutions, Inc. All rights reserved.
96% of Rx Dollars Spent on
96% of Rx Dollars Spent on
Chronic and Complex Conditions
Chronic and Complex Conditions
34%
17%
46%
3%
1%
3%
80%
16%
% Members % Rx Cost
Complex
Chronic
Acute
Well
Source: Medco data

© 2007 Medco Health Solutions, Inc. All rights reserved.
Enhance the Core
Enhance the Core
Enhance the Core
Extend Capabilities
Extend Capabilities
Extend Capabilities
Forge Forge
New New
Frontiers Frontiers
Drive Drive
Branded Branded
B to B B to B
and and
B to C B to C
Solutions Solutions
Expand Expand
Specialty Specialty
and Other and Other
Markets Markets
Growth Growth
Beyond Beyond
Core Through Core Through
TRC Platform TRC Platform
Core Core
Growth Growth
Drivers Drivers
The Bigger Strategy
The Bigger Strategy
Expand Markets
Expand Markets
Expand Markets

© 2007 Medco Health Solutions, Inc. All rights reserved.
The Medco
Strategy
Advancing the Practice of Pharmacy
Advancing the Practice of Pharmacy
Aligned
Strategic
Interests
with
Clients
Strengthening
Our Lead in
Specialty
Pharmacy
Executing
a Client-
Focused
Fiscal Plan
Leading the
Way in
Personalized
Medicine
Engaging
Engaging
Members
Members

Engaging
Engaging
Members
Members
Kenneth O. Klepper
Kenneth O. Klepper
President & Chief Operating Officer
President & Chief Operating Officer
Glen D. Stettin, M.D.
Glen D. Stettin, M.D.
SVP & General Manager, Clinical Therapeutic Solutions
SVP & General Manager, Clinical Therapeutic Solutions

© 2007 Medco Health Solutions, Inc. All rights reserved.
Our Unique Pharmacy Model Recognizes
Our Unique Pharmacy Model Recognizes
Different Members Have Different Needs
Different Members Have Different Needs
Wrinkles, Wrinkles,
baldness, baldness,
contraception, contraception,
vitamins vitamins
Well
Well
Well
Colds and flu, Colds and flu,
strep throat, strep throat,
ear infection, ear infection,
headache, headache,
sprains sprains
Acute
Acute
Acute
Heart disease, Heart disease,
diabetes, diabetes,
arthritis, arthritis,
high blood pressure, high blood pressure,
high cholesterol, high cholesterol,
dementia, dementia,
chronic back pain chronic back pain
Chronic
Chronic
Chronic
Cancer, AIDS, Cancer, AIDS,
pulmonary pulmonary
hypertension, hypertension,
multiple chronic multiple chronic
conditions such as conditions such as
heart failure and heart failure and
diabetes diabetes
Complex
Complex
Complex

© 2007 Medco Health Solutions, Inc. All rights reserved.
Safer, more effective pharmacy care Safer, more effective pharmacy care
Save money on your medications Save money on your medications
Personal Personal
Health Health
Record Record
Delivering Personalized, Patient-
Delivering Personalized, Patient-
Centered Care & Support
Centered Care & Support
Health Plan Benefits &
Claims Administration
Health Plan Benefits & Health Plan Benefits &
Claims Administration Claims Administration
Unified Patient View
powered by the Medco Knowledge Engine
Unified Patient View Unified Patient View
powered by the Medco Knowledge Engine powered by the Medco Knowledge Engine
Accredo Specialty
Pharmacists
Accredo Accredo Specialty Specialty
Pharmacists Pharmacists
Improve your health Improve your health
Improve your care Improve your care
Save money on your health care Save money on your health care
Optimal Health
Nurse/Health Coach
Optimal Health Optimal Health
Nurse/Health Coach Nurse/Health Coach
Safer, more effective pharmacy care Safer, more effective pharmacy care
Save money on your medications Save money on your medications
Medco Specialist
Pharmacists
Medco Specialist Medco Specialist
Pharmacists Pharmacists
Administrative needs Administrative needs
Save money on your medications Save money on your medications
Improve your care Improve your care
Benefit Specialists
Benefit Specialists Benefit Specialists
Health Care Consumer
Health Care Consumer Health Care Consumer
Self-service
Self-service
-service
service
Stay healthy Stay healthy
Get the best care Get the best care
Afford my care Afford my care

© 2007 Medco Health Solutions, Inc. All rights reserved.
96% of Rx Dollars Spent on
96% of Rx Dollars Spent on
Chronic and Complex Conditions
Chronic and Complex Conditions
34%
17%
46%
3%
1%
3%
80%
16%
% Members % Rx Cost
Complex
Chronic
Acute
Well

© 2007 Medco Health Solutions, Inc. All rights reserved.
2005 2006 2007E
2005 2006 2007E
Chronic Rxs
at Retail
Chronic Rxs
at Retail
Members with Chronic
Members with Chronic
and Complex Needs
and Complex Needs
~110
87
89
~95
Medco Mail-Order Volume
(Unadjusted Rx's, millions)
Medco Mail-Order Volume
Medco Mail-Order Volume
(Unadjusted Rx's, millions) (Unadjusted Rx's, millions)
Potential Mail-Order
Opportunity Medco 2007E
(Rx’s, millions)
Potential Mail-Order
Potential Mail-Order
Opportunity Medco 2007E
Opportunity Medco 2007E
(Rx’s, millions)
(Rx’s, millions)
’s, millions)
s, millions)
~110M Additional Mail-Order Prescriptions
~110M Additional Mail-Order Prescriptions
~110M Additional Mail-Order Prescriptions

42 © 2007 Medco Health Solutions, Inc. All rights reserved. Mail Drivers Value Proposition at Mail Value Proposition at Mail Clinical Clinical Convenience Financial

© 2007 Medco Health Solutions, Inc. All rights reserved.
The Medco Therapeutic Resource Centers
The Medco Therapeutic Resource CentersTM
TM
Create a More Compelling Reason for Mail
Create a More Compelling Reason for Mail
Our pharmacists are specialized
Our pharmacists are specialized
Unique model and scale enable entire pharmacies to specialize
Unique model and scale enable entire pharmacies to specialize
Unique data capabilities bring specialist services to patients
Unique data capabilities bring specialist services to patients
10.5M
Patients
$13.9B
Rx Spend
10.5M 10.5M
Patients Patients
$13.9B $13.9B
Rx Spend Rx Spend
Cardio-
vascular
Cardio-
Cardio-
-
vascular vascular
800k
Patients
$2.4B
Rx Spend
800k 800k
Patients Patients
$2.4B $2.4B
Rx Spend Rx Spend
Oncology
Immunology
Oncology Oncology
Immunology Immunology
6.9M
Patients
$3.3B
Rx Spend
6.9M 6.9M
Patients Patients
$3.3B $3.3B
Rx Spend Rx Spend
Neurology
Psychiatry
Neurology Neurology
Psychiatry Psychiatry
3.1MM
Patients
$2.1B
Rx Spend
3.1MM 3.1MM
Patients Patients
$2.1B $2.1B
Rx Spend Rx Spend
Pulmonary
Pulmonary Pulmonary
1.3M
Patients
$0.6B
Rx Spend
1.3M 1.3M
Patients Patients
$0.6B $0.6B
Rx Spend Rx Spend
Gastro-
intestinal
Gastro-
Gastro-
-
intestinal intestinal
220k
Patients
$2.3B
Rx Spend
220k 220k
Patients Patients
$2.3B $2.3B
Rx Spend Rx Spend
Rare &
Specialty
Rare & Rare &
Specialty Specialty
~4M
Patients
$6.5B
Rx Spend
~4M ~4M
Patients Patients
$6.5B $6.5B
Rx Spend Rx Spend
Diabetes
Diabetes Diabetes

© 2007 Medco Health Solutions, Inc. All rights reserved.
Each Center Has Significant Opportunity for Growth
Each Center Has Significant Opportunity for Growth
by Creating Value for Our Plans and Patients
by Creating Value for Our Plans and Patients
Patients & Opportunity, by TRC
(Millions)
Patients & Opportunity, by TRC
Patients & Opportunity, by TRC
(Millions)
(Millions)
* Excludes 1 million diabetic patients from Liberty (PolyMedica)
0.11
0.11
0.3
0.5
1.1
1.7
4.1
6.4
0.4
2.7
0.9
6.3
0.2
1.1
Specialty Oncology/
Immunology
Diabetes* Cardio-
vascular
Pulmonary Neurology/
Psychiatry
Gastro-
intestinal
TRC Patients
Exclusively Retail

© 2007 Medco Health Solutions, Inc. All rights reserved.
The Cost of Care for People with Needs in
The Cost of Care for People with Needs in
Our Areas of Specialization is Enormous
Our Areas of Specialization is Enormous
Direct Health Care Cost by TRC Category
Direct Health Care Cost by TRC Category
Direct Health Care Cost by TRC Category
Source: Center for Financing, Access and Cost Trends, Agency for Healthcare Research and Quality: Medical Expenditure Panel Survey, 2004.
0
50
100
150
200
250
Oncology/
Immunology
Diabetes
Mellitus
Cardio-
vascular
Pulmonary Neurology/
Psychiatry
Gastro-
intestinal
Medical Pharmacy

© 2007 Medco Health Solutions, Inc. All rights reserved.
The Cost of Care for People with Needs in
The Cost of Care for People with Needs in
Our Areas of Specialization is Enormous
Our Areas of Specialization is Enormous
Direct Health Care Cost by TRC Category
Direct Health Care Cost by TRC Category
Direct Health Care Cost by TRC Category
Source: Center for Financing, Access and Cost Trends, Agency for Healthcare Research and Quality: Medical Expenditure Panel Survey, 2004.
0
50
100
150
200
250
Oncology/
Immunology
Diabetes
Mellitus
Cardio-
vascular
Pulmonary Neurology/
Psychiatry
Gastro-
intestinal
Medical Pharmacy

47 © 2007 Medco Health Solutions, Inc. All rights reserved. 1980-2005 Newly Diagnosed with 1980-2005 Newly Diagnosed with Diabetes Nearly Tripled Diabetes Nearly Tripled

© 2007 Medco Health Solutions, Inc. All rights reserved.
Diabetes is a Huge and
Diabetes is a Huge and
Growing Burden
Growing Burden
People: >20.8 million, U.S.
People: >20.8 million, U.S.
Annual cost per person = $13,243
Annual cost per person = $13,243
vs. $2,560, no diabetes
vs. $2,560, no diabetes
Amputations –
Amputations –
82,000 / yr
82,000 / yr
Kidney failure –
Kidney failure –
44,000 / yr
44,000 / yr
Blindness –
Blindness –
24,000 / yr
24,000 / yr
2–4x heart attacks & strokes
2–4x heart attacks & strokes
Source: American Diabetes Association
$0
$20
$40
$60
$80
$100
$120
$140
Diabetes
Indirect
Excess
Disease
Diabetes
Complications
Diabetes
Care
Cost > $132B
Cost > $132B
Cost > $132B

© 2007 Medco Health Solutions, Inc. All rights reserved.
Diabetes is a Huge and
Diabetes is a Huge and
Growing Burden
Growing Burden
By 2020, number of
By 2020, number of
Americans with diabetes
Americans with diabetes
will double to over 40 million
will double to over 40 million
The cost of their diabetes
The cost of their diabetes
will increase to over
will increase to over
$192 billion
$192 billion
There is a dramatic
There is a dramatic
difference in the cost of care
difference in the cost of care
between people with
between people with
stable vs. unstable diabetes
stable vs. unstable diabetes
Source: American Diabetes Association
$132B
$156B
$192B
2002 2010 2020

© 2007 Medco Health Solutions, Inc. All rights reserved.
Medco’s Diabetes Centers Can Create
Medco’s Diabetes Centers Can Create
Significant Value for Our Plans and Patients
Significant Value for Our Plans and Patients
Implications
Implications
Avoid complications of diabetes (amputations, kidney failure, heart attacks, strokes),
Avoid complications of diabetes (amputations, kidney failure, heart attacks, strokes), art attacks, strokes),
and resultant suffering and costs and resultant suffering and costs
Only 7% of diabetics are at treatment goals Only 7% of diabetics are at treatment goals
20% have poor control of their blood sugar 20% have poor control of their blood sugar
33% have poor control of their blood pressure 33% have poor control of their blood pressure
40% have poor control of their cholesterol 40% have poor control of their cholesterol
Diabetes
Diabetes
Gaps in Care
Gaps in Care
Condition
Condition
Sources: American Diabetes Association and Centers for Disease Control and Prevention

© 2007 Medco Health Solutions, Inc. All rights reserved.
$0
$2,000
$4,000
$6,000
$8,000
$10,000
1-19
+
20-39
+
40-59
+
60-79
+
80-100
Drug Cost
Medical Cost
Diabetics Who Stay on Therapy Have
Diabetics Who Stay on Therapy Have
Lower Overall Health Care Costs¹
Lower Overall Health Care Costs¹
Health Care Cost
Health Care Cost
Health Care Cost
+ = Health care cost is significantly higher than for the 80-100% adherence group (p<0.05)
1
Sokol, MC, McGuigan, KA, Verbugge, RR, Epstein, RS. Impact of Medication Adherence on Hospitalization Risk and Healthcare Cost.
Medical Care 2005; 43: 521-530.
Drug Adherence Level (%)

© 2007 Medco Health Solutions, Inc. All rights reserved.
Early Results Show Medco has
Early Results Show Medco has
Twice the Compliance at Mail
Twice the Compliance at Mail
0%
10%
20%
30%
40%
50%
60%
Retail Medco TRC
Patient Adherence with Oral Hypoglycemics
Patient Adherence with Oral Hypoglycemics
Patient Adherence with Oral Hypoglycemics
Source: Medco Data

© 2007 Medco Health Solutions, Inc. All rights reserved.
Medco Diabetes Pharmacists Help Patients Reduce Risks
Medco Diabetes Pharmacists Help Patients Reduce Risks
Medco Diabetes Pharmacists Help Patients Reduce Risks
Patient Profile: Virginia
Patient Profile: Virginia
Patient Profile: Virginia
Issues/Challenges
Issues/Challenges
Issues/Challenges
Diabetes, at High Risk
Diabetes, at High Risk
“Can’t remember”
“Can’t remember”
to take all her meds, every day
to take all her meds, every day
Poorly informed
Poorly informed
~ ~
Thought ACE-inhibitor was
Thought ACE-inhibitor was
-inhibitor was
inhibitor was
for her blood pressure for her blood pressure
~ ~
Did not think she had high Did not think she had high
blood pressure blood pressure
~ ~
Did not understand why doctor Did not understand why doctor
prescribed her a medication for prescribed her a medication for high blood pressure high blood pressure
53-year-old woman
with diabetes,
high cholesterol,
renal insufficiency
Prescription submitted:
Oral hypoglycemics
Cholesterol reducer
Prescription history:
Late to fill her diabetes medication
Discontinued therapy with ACE-inhibitor
!

© 2007 Medco Health Solutions, Inc. All rights reserved.
Pulmonary Conditions Such as Asthma
Pulmonary Conditions Such as Asthma
Are Important and Costly Health Issues
Are Important and Costly Health Issues
People with asthma: >20 million, U.S.
People with asthma: >20 million, U.S.
Every day in America:
Every day in America:
~
~
40,000 people miss school or work
40,000 people miss school or work
~
~
30,000 people have an asthma attack
30,000 people have an asthma attack
~
~
5,000 people visit the emergency
5,000 people visit the emergency
room
room
~
~
1,000 people are admitted to
1,000 people are admitted to
the hospital
the hospital
~
~
11 people die
11 people die
Despite availability of treatments,
Despite availability of treatments,
often poorly controlled
often poorly controlled
Source: Asthma & Allergy Foundation of America
$0
$5
$10
$15
$20
Asthma
Indirect
Direct
Cost > $18B per year
Cost > $18B per year
Cost > $18B per year

© 2007 Medco Health Solutions, Inc. All rights reserved.
Medco’s Pulmonary Center Can Create
Medco’s Pulmonary Center Can Create
Significant Value for Our Plans and Patients
Significant Value for Our Plans and Patients
Implications
Implications
Avoidable sick days, ER visits, hospitalizations and deaths from Avoidable sick days, ER visits, hospitalizations and deaths from asthma asthma
1/3 with asthma report symptoms are not under control 1/3 with asthma report symptoms are not under control
More than 1/2 report symptoms at least once a week More than 1/2 report symptoms at least once a week
1/3 overuse rescue medications 1/3 overuse rescue medications
~1/3 with severe asthma not receiving controller medications ~1/3 with severe asthma not receiving controller medications
Pulmonary
Pulmonary
Gaps
Gaps
Condition
Condition
Source: www.aafa.org

© 2007 Medco Health Solutions, Inc. All rights reserved.
$4,909
$3,441
Unstable Stable
Among People With Asthma,
Among People With Asthma,
Unstable = Higher Cost
Unstable = Higher Cost
Source:  Medco data, 12 months through 5/31/2007
Total Cost of Care
Total Cost of Care
Total Cost of Care
Unstable patients have costly ER visits and hospitalizations
Unstable patients have costly ER visits and hospitalizations
Unstable patients have costly ER visits and hospitalizations

© 2007 Medco Health Solutions, Inc. All rights reserved.
Medco pulmonary pharmacist lowers risk of asthma death
Medco pulmonary pharmacist lowers risk of asthma death
for patient overusing her rescue inhaler
for patient overusing her rescue inhaler
Patient Profile: Susan
Patient Profile: Susan
Issues/Challenges
Issues/Challenges
Asthma, Poorly Controlled
Asthma, Poorly Controlled
Overuse of rescue inhalers
Overuse of rescue inhalers
No asthma controller in profile
No asthma controller in profile
~ ~
Controllers reduce risk Controllers reduce risk
and improve quality of life and improve quality of life
43-year-old woman
with asthma
Prescription submitted:
Albuterol (rescue) inhaler,
2 puffs four times daily as needed
Prescription history:
Using 2 to 3 inhalers per month over past year
!

58 © 2007 Medco Health Solutions, Inc. All rights reserved.
Asthma Early Results
Asthma Early Results
Source:  Medco data, 12 months through 5/31/2007
Use of Asthma Controllers
Among High Utilizers of Asthma Rescue Inhalers
Use of Asthma Controllers
Use of Asthma Controllers
Among High Utilizers
Among High Utilizers
of Asthma Rescue Inhalers
of Asthma Rescue Inhalers
Asthma controllers improve quality of life,
and reduce risk of ER visits and hospitalization
Asthma controllers improve quality of life,
Asthma controllers improve quality of life,
and reduce risk of ER visits and hospitalization
and reduce risk of ER visits and hospitalization
40%
60%
80%
100%
Retail Medco Pulmonary TRC

59 © 2007 Medco Health Solutions, Inc. All rights reserved.
Medco’s Pulmonary Center Is Improving
Medco’s Pulmonary Center Is Improving
Asthma Care and
Asthma Care and
Reducing Waste
Reducing Waste
Pulmonary Resource Center
Display/Print Date:
9/8/2007
Tom Manley
% Albuterol MDI Rx Qty > 1 / month
Date Description of OOC Assignable Cause Action Needed Responsible
Due
Date
06/15/07
% Dropped Below
Control Limit
Albuterol MDI SOP
Fully Trained and Deployed
Network wide None needed
Special Cause Incident Description and Actions
Operational Definition:
Percent of prescriptions for albuterol inhalers
dispensed in quantities in excess of 1inhaler per month
Process/Customer
Impact:
Patient Health and Safety / Reduce waste
Pulmonary TRC - Albuterol Inhaler Dispensing
Location:
Owner:
Favorable Results:
Metric:
Albuterol inhaler rx
% dispensed Qty > 1 inhaler per month
UCL=0.20998
LCL=0.08525
CEN=0.14761
0%
5%
10%
15%
20%
25%
Week Ending Date
Pulmonary Resource Center
Display/Print Date:
9/8/2007
Tom Manley
% Albuterol MDI Rx Qty > 1 / month
Date Description of OOC Assignable Cause Action Needed Responsible
Due
Date
06/15/07
% Dropped Below
Control Limit
Albuterol MDI SOP
Fully Trained and Deployed
Network wide None needed
Special Cause Incident Description and Actions
Operational Definition:
Percent of prescriptions for albuterol inhalers
dispensed in quantities in excess of 1inhaler per month
Process/Customer
Impact:
Patient Health and Safety / Reduce waste
Pulmonary TRC - Albuterol Inhaler Dispensing
Location:
Owner:
Favorable Results:
Metric:
Albuterol inhaler rx
% dispensed Qty > 1 inhaler per month
UCL=0.20998
LCL=0.08525
CEN=0.14761
0%
5%
10%
15%
20%
25%
Week Ending Date

60 © 2007 Medco Health Solutions, Inc. All rights reserved.
Each Center Has Significant Opportunity for Growth
Each Center Has Significant Opportunity for Growth
by Creating Value for Our Plans and Patients
by Creating Value for Our Plans and Patients
Patients & Opportunity, by TRC
(Millions)
Patients & Opportunity, by TRC
Patients & Opportunity, by TRC
(Millions)
(Millions)
* Excludes 1 million diabetic patients from Liberty (PolyMedica)
0.11 0.11
0.3
0.5
1.1
1.7
4.1
6.4
0.4
2.7
0.9
6.3
0.2
1.1
Specialty Oncology
Immunology
Diabetes* Cardio-
vascular
Pulmonary Neurology
Psychiatry
Gastro-
intestinal
TRC Patients
Exclusively Retail

61 © 2007 Medco Health Solutions, Inc. All rights reserved.
The Medco
Strategy
Advancing the Practice of Pharmacy
Advancing the Practice of Pharmacy
Aligned
Strategic
Interests
with
Clients
Strengthening
Our Lead in
Specialty
Pharmacy
Executing
a Client-
Focused
Fiscal Plan
Engaging
Members
Leading the
Leading the
Way in
Way in
Personalized
Personalized
Medicine
Medicine

Leading the
Leading the
Way in
Way in
Personalized
Personalized
Medicine
Medicine
Robert S. Epstein, M.D., M.S.
Robert S. Epstein, M.D., M.S.
Senior Vice President, Medical &
Senior Vice President, Medical &
Analytical Affairs & Chief Medical Officer
Analytical Affairs & Chief Medical Officer

© 2007 Medco Health Solutions, Inc. All rights reserved.
Background
Background
Medco’s Therapeutic Resource Centers
Medco’s Therapeutic Resource Centers™
TM (TRCs)
(TRCs)
are our Platform for Innovation
are our Platform for Innovation
We are innovating now with Pharmacogenomics
We are innovating now with Pharmacogenomics
on our TRC platform within the context of
on our TRC platform within the context of
Personalized Medicine
Personalized Medicine

© 2007 Medco Health Solutions, Inc. All rights reserved.
What It Is Not…
What It Is Not…
What It Is Not…
What It Is…
What It Is…
What It Is…
Using an individual’s genetic
Using an individual’s genetic
information to identify diseases
information to identify diseases
or predict their future risk of
or predict their future risk of
developing other medical
developing other medical
conditions
conditions
A science that examines the
A science that examines the
inherited variations in genes that
inherited variations in genes that
dictate drug response (whether a
dictate drug response (whether a
drug will be effective or safe)
drug will be effective or safe)
Personalizing drug therapy based
Personalizing drug therapy based
on each patient's genetic variability
on each patient's genetic variability
Pharmacogenomics:  What is it?
Pharmacogenomics:  What is it?
Therapy Therapy
Response Response
Monitoring Monitoring
Risk Risk
Assessment Assessment
Prevention Prevention
Targeted Targeted
Monitoring Monitoring
Early Detection Testing Early Detection Testing
Diagnosis Diagnosis
Source: Personalized Medicine Coalition: Personalized Medicine 101.
Available at http://www.personalizedmedicinecoalition.org/sciencepolicy/personalmed-101_overview.php

© 2007 Medco Health Solutions, Inc. All rights reserved.
Why Pharmacogenomics at Medco?
Why Pharmacogenomics at Medco?
Science is popping
Science is popping
Great potential to rationalize prescribing
Great potential to rationalize prescribing
~
~
Right drug
Right drug
~
~
Right dose
Right dose
~
~
Right duration
Right duration
Could mean –
Could mean –
more predictable and better efficacy,
more predictable and better efficacy,
better safety, less expense
better safety, less expense
Our infrastructure can accelerate adoption
Our infrastructure can accelerate adoption
Most adjacent of markets
Most adjacent of markets

© 2007 Medco Health Solutions, Inc. All rights reserved.
Adoption of Health Care Technology Today is at
Adoption of Health Care Technology Today is at
Least 17 Years from Research to Clinical Practice
Least 17 Years from Research to Clinical Practice
Takes 4–6 years for a new technology to have >25 citations
Takes 4–6 years for a new technology to have >25 citations
in the medical literature¹
in the medical literature¹
Delay for changes in treatment recommendations in
Delay for changes in treatment recommendations in
textbooks is >10 years²
textbooks is >10 years²
Two million articles published in medical journals annually³
Two million articles published in medical journals annually³
Big issue –
Big issue –
lack of information infrastructure to
lack of information infrastructure to
“prompt”
“prompt”
providers
providers
¹ Altman DG, Goodman SN:  Transfer of technology from statistical journals to the biomedical literature:  Past trends and future predictions.
JAMA 1994;272:129-32
² Antman EM, Lau J et al:  A comparison of results of meta-analyses of randomized control trials and recommendations of clinical experts:
Treatments for myocardial infarction.  JAMA
1992;268:240-8.
³
Mulrow CD.  Rationale for systematic reviews.  Br Med J 1994;309:597-9.

© 2007 Medco Health Solutions, Inc. All rights reserved.
Adoption in Clinical Practice
Adoption in Clinical Practice
Lags Behind Evidence by Many Years
Lags Behind Evidence by Many Years
20.0% 20.0% 1993 1993 Diabetes foot care Diabetes foot care
17.0% 17.0% 1986 1986 Fecal occult blood test Fecal occult blood test
65.0% 65.0% 1984 1984 Cholesterol screening Cholesterol screening
70.4% 70.4% 1982 1982 Mammography Mammography
61.9% 61.9% 1982 1982 Beta blockers after MI Beta blockers after MI
38.4% 38.4%
35.6% 35.6%
20.0% 20.0%
55.0% 55.0%
Current Rate of Use
Current Rate of Use
1981 1981 Diabetic eye exam Diabetic eye exam
1977 1977 Pneumococcal therapy Pneumococcal therapy
1971 1971 Thrombolytic therapy Thrombolytic therapy
1968 1968 Flu vaccine Flu vaccine
Landmark Trial
Landmark Trial
Clinical Procedure
Clinical Procedure
Source:  Balas EA, Boren SA:  Managing clinical knowledge for health care Improvement.  Yearbook of Medical Informatics 2000, pp65-70.

68 © 2007 Medco Health Solutions, Inc. All rights reserved. Video Video

© 2007 Medco Health Solutions, Inc. All rights reserved.
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Antihormonal Therapies Cytotoxic Therapies Molecular Targeted Therapies
Personalized Medicine is Here Today
Personalized Medicine is Here Today
Source: Datamonitor forecasts and MIDAS Sales Data, IMS Health, April 2007.
In 2006, the molecular targeted therapies overtook the cytotoxic therapies for the first time, with sales of $10.7 billion and $8.9 billion, respectively
In 2006, the molecular targeted therapies overtook the cytotoxic therapies
In 2006, the molecular targeted therapies overtook the cytotoxic therapies for the first time, with sales of $10.7 billion and $8.9 billion, respectively for the first time, with sales of $10.7 billion and $8.9 billion, respectively

© 2007 Medco Health Solutions, Inc. All rights reserved.
Genetic Testing is Already Here
Genetic Testing is Already Here
Variations in drug-metabolizing enzymes
Variations in drug-metabolizing enzymes
Variations in drug membrane transporters
Variations in drug membrane transporters
Variations in drug receptors
Variations in drug receptors
Current applications of genetic tests for:
Current applications of genetic tests for:
Current applications of genetic tests for:

71 © 2007 Medco Health Solutions, Inc. All rights reserved.

© 2007 Medco Health Solutions, Inc. All rights reserved.
Genetic Differences in Liver Enzymes
Genetic Differences in Liver Enzymes
That Are Needed to Metabolize Drugs
That Are Needed to Metabolize Drugs
Rare Rare 40%–45%
40%–45%
–45%
45% CYP3A4 CYP3A4
*2xn, *4, *10, *17, *41 20%–30% CYP2D6
*3 *3 <1% <1% CYP3A5 CYP3A5
*3 *3 1% 1% CYP2C8 CYP2C8
*4, *9 *4, *9 2% 2% CYP2A6 CYP2A6
– – 2%–4%
2%–4%
–4%
4% CYP2E1 CYP2E1
– – 2%–4%
2%–4%
–4%
4% CYP2B6 CYP2B6
*1K *1K 5% 5% CYP1A2 CYP1A2
*2, *3 5% CYP2C19
*2, *3 10% CYP2C9
Major Genetic Differences Major Genetic Differences Fraction of Drug Metabolism Fraction of Drug Metabolism Enzyme Enzyme
Source: Adapted from Ingelman-Sundberg M. Trends in Pharmacol Sci. 2004;25:193-200.

© 2007 Medco Health Solutions, Inc. All rights reserved.
36% of Medco Members or 20 Million Patients –
36% of Medco Members or 20 Million Patients –
Are on
Are on
Drugs Metabolized by Genetically Variable Enzymes
Drugs Metabolized by Genetically Variable Enzymes
36.09% 36.09%
20.24% 20.24%
Anti-epileptics
Anti-epileptics
-epileptics
epileptics
PPIs PPIs
CYP2D6 CYP2D6
19.31% 19.31%
ARBs ARBs
NSAIDs NSAIDs
Oral hypoglycemics Oral hypoglycemics
CYP2C9 CYP2C9
14.82% 14.82%
Antidepressants Antidepressants
Antipsychotics Antipsychotics
Beta blockers Beta blockers
CYP2C19 CYP2C19
Prevalence of Members Prevalence of Members Drugs Within Categories Drugs Within Categories Enzyme Enzyme
Source: Medco Data. List of Drugs fromhttp://medicine.iupui.edu/flockhart/

© 2007 Medco Health Solutions, Inc. All rights reserved.
Warfarin (Coumadin
Warfarin (Coumadin
®
®
)
)
Available for 50+ years
Available for 50+ years
Used to prevent or treat blood clots due to atrial fibrillation and/or
Used to prevent or treat blood clots due to atrial fibrillation and/or heart valve replacement –
heart valve replacement –
or to reduce clots after heart attack
or to reduce clots after heart attack
#1 drug-related cause of death in US*
#1 drug-related cause of death in US*
#2 drug-related reason for ER visits in US*
#2 drug-related reason for ER visits in US*
Medco has 700,000+ users and growing population
Medco has 700,000+ users and growing population
Drug starting dose is 5 mg –
Drug starting dose is 5 mg –
adjustments frequent
adjustments frequent
over long period of time
over long period of time
* Wysowski DK, Nourjah P, Swartz L: Bleeding complications with warfarin use: a prevalent adverse effect resulting in regulatory action. Arch
Intern Med 2007;167(13):1414-1419

© 2007 Medco Health Solutions, Inc. All rights reserved.
CYP2C9 / VKORC1
CYP2C9 / VKORC1
CYP2C9 / VKORC1
Medco Data:
Medco Data:
Warfarin-induced Hospitalizations
Warfarin-induced Hospitalizations
Testing for warfarin metabolism Testing for warfarin metabolism rate may reduce risk for rate may reduce risk for
hospitalization associated with hospitalization associated with hemorrhage or thrombosis hemorrhage or thrombosis
Testing may reduce the number Testing may reduce the number
of dose adjustments required of dose adjustments required
~ ~
Greater dose adjustments = Greater dose adjustments =
greater risk for hospitalization greater risk for hospitalization
21.92% 21.92% 1,533 1,533 Total Total
30.72% 30.72% 319 319 2 or more 2 or more
19.60% 19.60% 1,214 1,214 = = 1 1
IP event rate IP event rate N N Dose adjustment Dose adjustment
Sources: 1. Medco data.
Potential to Reduce Unwanted Hospitalizations
Potential to Reduce Unwanted Hospitalizations
Potential to Reduce Unwanted Hospitalizations
Risk Associated With Dose Adjustment
and Any Hemorrhage/ Thrombosis
Hospitalization Event¹
Risk Associated With Dose Adjustment
Risk Associated With Dose Adjustment
and Any Hemorrhage/ Thrombosis
and Any Hemorrhage/ Thrombosis
Hospitalization Event
Hospitalization Event¹
1

© 2007 Medco Health Solutions, Inc. All rights reserved.
“This marks the first time such
pharmacogenetic information
has been included in a widely
used drug….
This means personalized medicine
is no longer an abstract concept,
but has moved into the mainstream,
where it is recognized as a factor in
a product used by millions of
Americans every day.”
— Lawrence J. Lesko, Ph.D., F.C.P
Director,
Clinical Pharmacology Division
FDA
“This marks the first time such
“This marks the first time such
pharmacogenetic information
pharmacogenetic information
has been included in a widely
has been included in a widely
used drug….
used drug….
This means personalized medicine
This means personalized medicine
is no longer an abstract concept,
is no longer an abstract concept,
but has moved into the mainstream,
but has moved into the mainstream,
where it is recognized as a factor in
where it is recognized as a factor in
a product used by millions of
a product used by millions of
Americans every day.”
Americans every day.”
—
—
Lawrence J. Lesko, Ph.D., F.C.P
Lawrence J. Lesko, Ph.D., F.C.P
Director,
Director,
Clinical Pharmacology Division
Clinical Pharmacology Division
FDA
FDA
FDA Label for Warfarin Changed August 2007
FDA Label for Warfarin Changed August 2007
to Mention P-genomic Testing in Initial Dosing
to Mention P-genomic Testing in Initial Dosing
Sources: Health News Daily, August 17, 2007.

© 2007 Medco Health Solutions, Inc. All rights reserved.
Medco/Mayo
Medco/Mayo
Warfarin
Warfarin
(Coumadin
(Coumadin
®
®
) Pilot
) Pilot
Enrolled 26 clients to have “new start”
Enrolled 26 clients to have “new start”
patients gene-tested
patients gene-tested
Measuring 6 month hospitalization rates of gene-tested
Measuring 6 month hospitalization rates of gene-tested
patients vs. two “usual care”
patients vs. two “usual care”
control groups
control groups
~1,500 patients to be included in the study
~1,500 patients to be included in the study
Selected Mayo Clinic Reference Laboratory as collaborators
Selected Mayo Clinic Reference Laboratory as collaborators
and as our reference laboratory for the tests
and as our reference laboratory for the tests
Utilized Accredo nursing staff and TRC pharmacists for
Utilized Accredo nursing staff and TRC pharmacists for
patient outreach and for MD follow-up
patient outreach and for MD follow-up

© 2007 Medco Health Solutions, Inc. All rights reserved.
Preliminary Data –
Preliminary Data –
Warfarin Pilot
Warfarin Pilot
75% of physicians approached agreed to
75% of physicians approached agreed to
have their patients tested
have their patients tested
Of approximately 400 patients agreeing to testing
Of approximately 400 patients agreeing to testing
thus far –
thus far –
only one of their MDs had heard of the test
only one of their MDs had heard of the test
Early physician and patient feedback –
Early physician and patient feedback –
very positive
very positive

© 2007 Medco Health Solutions, Inc. All rights reserved.
Preliminary Data –
Preliminary Data –
Warfarin Pilot
Warfarin Pilot
Data Based on First 112 Patients
Data Based on First 112 Patients
Liver Enzyme 2c9
Liver Enzyme 2c9
0% 0%
1% 1%
0% 0%
*3/*3
*3/*3
0% 0%
1%
0% 0%
*2/*3
*2/*3
0% 0%
0% 0%
0% 0%
*2/*2
*2/*2
4% 4%
7%
3% 3%
*1/*3
*1/*3
2%
9%
5% 5%
*1/*2
*1/*2
11%
AA
AA
27%
27% %
GA
GA
30% 30%
GG
GG
*1/*1
*1/*1
Over 1/3 of patients may require a change
in standard dose
Over 1/3 of patients may require a change
Over 1/3 of patients may require a change
in standard dose
in standard dose
Moderate High Very High
Dosing Change Needed
Dosing Change Needed Dosing Change Needed

© 2007 Medco Health Solutions, Inc. All rights reserved.
Tamoxifen
Tamoxifen
Oral drug used for the treatment and prevention of recurrent
Oral drug used for the treatment and prevention of recurrent breast cancer –
breast cancer –
hormone positive, node negative women
hormone positive, node negative women
Binds to estrogen receptors on breast tissue
Binds to estrogen receptors on breast tissue
Has been marketed for over 30 years
Has been marketed for over 30 years
Medco has approximately 65,000 users
Medco has approximately 65,000 users
Recent evidence suggests it is inactive when consumed –
Recent evidence suggests it is inactive when consumed –
until metabolized into active metabolite endoxifen by 2d6
until metabolized into active metabolite endoxifen by 2d6
enzyme in the liver
enzyme in the liver

© 2007 Medco Health Solutions, Inc. All rights reserved.
Medco/LabCorp Tamoxifen Pilot
Medco/LabCorp Tamoxifen Pilot
500 women to be tested for 2d6 status
500 women to be tested for 2d6 status
Evaluating
Evaluating
~
~
MD acceptance of test
MD acceptance of test
~
~
Patient acceptance of test
Patient acceptance of test
~
~
% Poor Metabolizers (PMs)
% Poor Metabolizers (PMs)
~
~
Switch rate amongst PMs
Switch rate amongst PMs
Utilizing simple cheek swab technology
Utilizing simple cheek swab technology

© 2007 Medco Health Solutions, Inc. All rights reserved.
Preliminary Findings –
Preliminary Findings –
First 100 Patients Tamoxifen
First 100 Patients Tamoxifen
Study
Study
60% of MDs willing to test their eligible patients
60% of MDs willing to test their eligible patients
98% of identified patients have never been tested
98% of identified patients have never been tested
90% of patients want the test immediately
90% of patients want the test immediately
Still pending –
Still pending –
the % with Poor Metabolism status
the % with Poor Metabolism status

© 2007 Medco Health Solutions, Inc. All rights reserved.
Summary
Summary
Science is moving towards Personalized Medicine
Science is moving towards Personalized Medicine
and Medco is accelerating that movement
and Medco is accelerating that movement
Tests are coming even faster than drugs themselves
Tests are coming even faster than drugs themselves
Medco is working to shrink the 17 year time lag –
Medco is working to shrink the 17 year time lag –
between evidence and practice
between evidence and practice
Our unique Medco Therapeutic Resource Centers
Our unique Medco Therapeutic Resource Centers
TM TM
platform allows us to apply the latest science at point
platform allows us to apply the latest science at point
of care
of care

© 2007 Medco Health Solutions, Inc. All rights reserved.
The Medco
Strategy
Advancing the Practice of Pharmacy
Advancing the Practice of Pharmacy
Aligned
Strategic
Interests
with
Clients
Executing
a Client-
Focused
Fiscal Plan
Engaging
Members
Leading the
Way in
Personalized
Medicine
Strengthening
Strengthening
Our Lead in
Our Lead in
Specialty
Specialty
Pharmacy
Pharmacy

Strengthening
Strengthening
Our Lead in
Our Lead in
Specialty
Specialty
Pharmacy
Pharmacy
Timothy C. Wentworth
Timothy C. Wentworth
President & CEO
President & CEO
Accredo Health Group, Inc.
Accredo Health Group, Inc.

© 2007 Medco Health Solutions, Inc. All rights reserved.
Agenda
Agenda
Year-to-Date Financial Highlights
Year-to-Date Financial Highlights
Accredo’s
Accredo’s
Growth Opportunities
Growth Opportunities
CCSI Acquisition
CCSI Acquisition
Specialty Pipeline
Specialty Pipeline
Medco Book-of-Business Opportunities
Medco Book-of-Business Opportunities
Long-Term Advantages
Long-Term Advantages

© 2007 Medco Health Solutions, Inc. All rights reserved.
Strong Growth Year-To-Date
Strong Growth Year-To-Date
Net Revenue
($ billions)
Net Revenue Net Revenue
($ billions) ($ billions)
Operating Margin
($ millions)
Operating Margin Operating Margin
($ millions) ($ millions)
Strong Gross Margin Performance
Strong Gross Margin Performance Strong Gross Margin Performance
7.6%
7.8%
8.0% 8.0%
7.8%
7.2%
7.6%
8.0%
8.4%
Q306 Q406 Q107 Q207 Q307
$137.7
$160.4
2006 YTD 2007 YTD
+16.5%
+16.5% +16.5%
$4.0
$4.4
2006 YTD 2007 YTD
+11%
+11% +11%

© 2007 Medco Health Solutions, Inc. All rights reserved.
Accredo’s
Accredo’s
Growth Opportunity
Growth Opportunity
Is Multi-faceted
Is Multi-faceted
Network narrowing nearly complete; Network narrowing nearly complete;
major medical initiative underway major medical initiative underway
MHS BoB
MHS BoB
BoB
Contribution Contribution
Rare disease focus Rare disease focus
Long List to Long List to
Accredo Clients Accredo Clients
FEP 1/1/08 FEP 1/1/08 New Client Wins New Client Wins
Watching 54 products of interest Watching 54 products of interest New Products New Products
Medical carve-out; orals
Medical carve-out; orals
-out; orals
out; orals Oncology Oncology
Launched step therapy program Launched step therapy program Formulary Formulary
Growing Clinical Business Solutions Growing Clinical Business Solutions
platform platform
Services Services
CCSI 11/07 CCSI 11/07 Acquisition/M&A Acquisition/M&A
Over $10 million in 2008 Over $10 million in 2008
Productivity Productivity
Enhancements Enhancements
Comment Comment
2008 2008
Contribution Contribution
2007 2007
Action Action 2007 Initiative 2007 Initiative

© 2007 Medco Health Solutions, Inc. All rights reserved.
63%
37%
2006 Status
2006 Status
2006 Status
Medco…Accredo’s
Medco…Accredo’s
Largest Client
Largest Client
Current
Penetration
Remaining
Pharmacy
Opportunity

© 2007 Medco Health Solutions, Inc. All rights reserved.
…And Largest Opportunity
…And Largest Opportunity
37%
63%
2006 Status
2006 Status 2006 Status
Current
Penetration
Remaining
Opportunity
43%
57%
2007 Status
2007 Status
2007 Status
Current
Penetration
Remaining
Opportunity

© 2007 Medco Health Solutions, Inc. All rights reserved.
Growing Our Legacy Business
Growing Our Legacy Business
Several large Blue Cross Blue Shield plans
Several large Blue Cross Blue Shield plans
Large national health plan
Large national health plan
State managed Medicaid plan
State managed Medicaid plan
Several regional health plans
Several regional health plans
Strong prospect pipeline
Strong prospect pipeline
Strong Continued Success Winning New
Specialty-Only Business in Key Therapies
Strong Continued Success Winning New
Strong Continued Success Winning New
Specialty-Only Business in Key Therapies
Specialty-Only Business in Key Therapies

© 2007 Medco Health Solutions, Inc. All rights reserved.
CCSI Strategic Opportunity
CCSI Strategic Opportunity
Strong in core therapies (strength in IVIG and Hemophilia)
Strong in core therapies (strength in IVIG and Hemophilia)
Acute infusion provides broader service offering and high
Acute infusion provides broader service offering and high
margin growth opportunities
margin growth opportunities
Strong payor
Strong payor
relationships (i.e., medical and
relationships (i.e., medical and
regional contracts)
regional contracts)
Doubles Accredo’s
Doubles Accredo’s
profitable home nursing capabilities
profitable home nursing capabilities
Initiation of infusion suite approach (29 suites)
Initiation of infusion suite approach (29 suites)

© 2007 Medco Health Solutions, Inc. All rights reserved.
CCSI Strategic Opportunity
CCSI Strategic Opportunity
Strong synergies in specialty business
Strong synergies in specialty business
~
~
Purchasing
Purchasing
~
~
Geographic coverage expansion
Geographic coverage expansion
~
~
Operational efficiencies
Operational efficiencies
Wholly-owned model
Wholly-owned model
Experienced management team that has successfully
Experienced management team that has successfully
focused and grown the company
focused and grown the company
Accretive in 2008
Accretive in 2008
(Continued) (Continued)
(Continued)

© 2007 Medco Health Solutions, Inc. All rights reserved.
Specialty Opportunity
Specialty Opportunity
Source: HealthStrategiesGroup
Source: HealthStrategiesGroup
HealthStrategiesGroup
*Source: PhRMA 2005 Survey: Medicines in Development, Oct. 2006
*Source: PhRMA 2005 Survey: Medicines in Development, Oct. 2006
2005 Survey: Medicines in Development, Oct. 2006
, Oct. 2006
Some medicines are listed in more than one category. Some medicines are listed in more than one category.
Specialty Pharmacy Drug Spend
($ in billions)
Specialty Pharmacy Drug Spend
Specialty Pharmacy Drug Spend
($ in billions) ($ in billions)
More Than 400 Drugs
in Development Pipeline*
More Than 400 Drugs
More Than 400 Drugs
in Development Pipeline*
in Development Pipeline*
35–40% of new pipeline drugs through 2009 are Specialty.
40% of Specialty pipeline is infused.
35–40% of new pipeline drugs through 2009 are Specialty.
35–40% of new pipeline drugs through 2009 are Specialty.
40% of Specialty pipeline is infused.
40% of Specialty pipeline is infused.
10
13
14
15
17
22
22
44
50
210
9
7
6
4
4
18
Cancer/related conditions
Infectious diseases
Autoimmune disorders
AIDS/HIV
Cardiovascular disease
Neurologic disorders
Diabetes/related
Digestive disorders
Respiratory disorders
Blood disorders
Genetic disorders
Skin disorders
Eye conditions
Growth disorders
Transplantation
Other
62
111
2006 2010E

© 2007 Medco Health Solutions, Inc. All rights reserved.
Accredo
Accredo
Pipeline “Focus List”
Pipeline “Focus List”
2%
7%
43%
30%
18%
Route of Administration
Route of Administration
Route of Administration
2%
2%
2%
3%
5%
7%
7%
7%
8%
8%
49%
Therapeutic Category
Therapeutic Category
Therapeutic Category
Injectible
Oral
Infusion
Inhalation
In-Lesion
Cancer
Immune Systems
Inflammatory Disease
Hormonal Systems
Hematology
Respiratory
Infectious Disease
Gastrointestinal
Cardiovascular
Musculoskeletal
CNS

© 2007 Medco Health Solutions, Inc. All rights reserved.
Accredo Long-Term Advantages
Accredo Long-Term Advantages
Strength in the most complex, hard to replicate
Strength in the most complex, hard to replicate
therapeutic areas
therapeutic areas
Strength in areas where Health Plans want help
Strength in areas where Health Plans want help
Best of both worlds –
Best of both worlds –
one-stop shop (depth of expertise at the
one-stop shop (depth of expertise at the
therapy level and breadth of product offerings)
therapy level and breadth of product offerings)
Single integrated platform with Medco enables total
Single integrated platform with Medco enables total
management capability; e.g., Aranesp
management capability; e.g., Aranesp
® ®
/Procrit
/Procrit
® ®
Deep, long-standing, performance-based relationships with
Deep, long-standing, performance-based relationships with
plans, manufacturers and patients
plans, manufacturers and patients
Management team with long track-record of successfully
Management team with long track-record of successfully
managing and growing complex specialty pharmacy business
managing and growing complex specialty pharmacy business

© 2007 Medco Health Solutions, Inc. All rights reserved.
The Medco
Strategy
Advancing the Practice of Pharmacy
Advancing the Practice of Pharmacy
Executing
a Client-
Focused
Fiscal Plan
Engaging
Members
Leading the
Way in
Personalized
Medicine
Strengthening
Our Lead in
Specialty
Pharmacy
Aligned
Aligned
Strategic
Strategic
Interests
Interests
with
with
Clients
Clients

Aligned Aligned Strategic Strategic Interests Interests with Clients with Clients Kenneth O. Klepper Kenneth O. Klepper President & Chief Operating Officer President & Chief Operating Officer

A Client’s View
A Client’s View
of Medco
of Medco
Presented by James H. Dickerson, Jr.
Presented by James H. Dickerson, Jr.
Executive Vice President and
Executive Vice President and
Chief Financial Officer
Chief Financial Officer
HealthNow
HealthNow
New York Inc.
New York Inc.

Panel
Panel
Discussion
Discussion
Bryan D. Birch / Brian T. Griffin / Glenn C. Taylor /
Bryan D. Birch / Brian T. Griffin / Glenn C. Taylor /
James H. Dickerson (HealthNow
James H. Dickerson (HealthNow
New York, Inc.)
New York, Inc.)

105 © 2007 Medco Health Solutions, Inc. All rights reserved. Medco 2007 Analyst Day Medco 2007 Analyst Day November 16, 2007 November 16, 2007

© 2007 Medco Health Solutions, Inc. All rights reserved.
The Medco
Strategy
Advancing the Practice of Pharmacy
Advancing the Practice of Pharmacy
Engaging
Members
Leading the
Way in
Personalized
Medicine
Strengthening
Our Lead in
Specialty
Pharmacy
Aligned
Strategic
Interests
with
Clients
Executing
Executing
a Client-
a Client-
Focused
Focused
Fiscal Plan
Fiscal Plan

Executing a
Executing a
Client-Focused
Client-Focused
Fiscal Plan
Fiscal Plan
2007
2007
JoAnn Reed
JoAnn Reed
Senior Vice President, Finance &
Senior Vice President, Finance &
Chief Financial Officer
Chief Financial Officer

© 2007 Medco Health Solutions, Inc. All rights reserved.
Executing a Client-Focused Fiscal Plan:
Executing a Client-Focused Fiscal Plan:
Growing the Core and Expanding Services
Growing the Core and Expanding Services
Industry Issues
Industry Issues
Third-quarter 2007 Financial Performance
Third-quarter 2007 Financial Performance
Opportunity for Growth in 2008
Opportunity for Growth in 2008

© 2007 Medco Health Solutions, Inc. All rights reserved.
Retail Generic Pricing
Retail Generic Pricing
0%
20%
40%
60%
80%
Single
Source
Single
Source
Authorized
Generic
3 Generic
Mfc's
>3 Generic
Mfc's
5%
25%
45%
65%
85%
Q306 Q307
Brand Generic
Generic Price Trends
Generic Price Trends
Generic Price Trends
Retail Price Discounts
Retail Price Discounts
Retail Price Discounts

© 2007 Medco Health Solutions, Inc. All rights reserved.
Benchmark Change
Benchmark Change
Expect a methodology change during first half of
Expect a methodology change during first half of
2008 to the AWP benchmark
2008 to the AWP benchmark
Medco is indifferent to a change in the benchmark
Medco is indifferent to a change in the benchmark
whether it be to WAC or AMP
whether it be to WAC or AMP
To date, Medco has over 95% of its drug spend
To date, Medco has over 95% of its drug spend
covered by the contractual provision that holds both
covered by the contractual provision that holds both
parties neutral to methodology or pricing
parties neutral to methodology or pricing
benchmark changes
benchmark changes
Since 2001, our clients have benefited by additional
Since 2001, our clients have benefited by additional
discounts and rebate sharing specifically on brand-
discounts and rebate sharing specifically on brand-
name products that, on average, have resulted in
name products that, on average, have resulted in
over 400 basis points of savings
over 400 basis points of savings
What This Means to Medco
What This Means to Medco

© 2007 Medco Health Solutions, Inc. All rights reserved.
Brand and Generic Trend
Brand and Generic Trend
Source: New England Journal of Medicine, November 15, 2007
MAT denotes moving annual total; MAT 06/07 represents the 12 months ending in June 2007. Data are from IMS Health,
National Prescription Audit Plans, National Sales Perspective, June 2007.
Brand Name Generic
Total Prescriptions Dispensed (%)
Total Prescriptions Dispensed (%) Total Prescriptions Dispensed (%)
53
47
54
47
53
47
52
48
50
51
47
53
43
57
39
61
37
63
1999 2000 2001 2002 2003 2004 2005 2006 MAT
2006/
2007
Drug Mix Trend (%)
Drug Mix Trend (%)
Drug Mix Trend (%)
88
12
89
11
90
10
89
11
88
12
88
12
87
13
85
15
84
16
1999 2000 2001 2002 2003 2004 2005 2006 MAT
2006/
2007
Drug Spend Mix Trend (%)
Drug Spend Mix Trend (%)
Drug Spend Mix Trend (%)
Total Expenditures on Prescription Drugs (%)
Total Expenditures on Prescription Drugs (%) Total Expenditures on Prescription Drugs (%)

© 2007 Medco Health Solutions, Inc. All rights reserved.
2,900
3,000
3,100
3,200
3,300
3,400
3,500
3,600
3,700
3,800
3,900
33%
34%
35%
36%
37%
38%
39%
40%
MHS Mail-Order Rxs Adjusted Mail-Order Penetration Adjusted Mail-Order Penetration Trend
Adjusted Mail-Order Penetration Continues to
Adjusted Mail-Order Penetration Continues to
Increase Despite Wal-Mart Program
Increase Despite Wal-Mart Program

© 2007 Medco Health Solutions, Inc. All rights reserved.
3Q07 Financial Highlights
3Q07 Financial Highlights
+  18.1%
+  18.1%
$593.5 MM
$593.5 MM
$700.8 MM
$700.8 MM
Gross Margin
Gross Margin
+ 23.9%
+ 23.9%
$0.71
$0.71
$0.88
$0.88
Diluted EPS
Diluted EPS excluding amortization of
excluding amortization of
intangibles related to spinoff
intangibles related to spinoff
spinoff
(vs. First Call Estimate of $0.79) (vs. First Call Estimate of $0.79)
+ 25.8%
+ 25.8%
$0.62
$0.62
$0.78
$0.78
Diluted EPS (GAAP)
Diluted EPS (GAAP)
+ 15.6%
+ 15.6%
$185.8 MM
$185.8 MM
$214.7 MM
$214.7 MM
Net Income
Net Income
+   4.4%
+   4.4%
$10.5 B
$10.5 B
$10.9 B
$10.9 B
Net Revenues
Net Revenues
Growth
Growth
3Q06
3Q06
3Q07
3Q07

© 2007 Medco Health Solutions, Inc. All rights reserved.
Generic Dispensing Rates Continue on
Generic Dispensing Rates Continue on
an Upward Trend
an Upward Trend
40%
45%
50%
55%
60%
65%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Mail-Order Retail Total

© 2007 Medco Health Solutions, Inc. All rights reserved.
Capitalization
Capitalization
S&P: BBB S&P: BBB
Moody’s: Baa3
Moody’s: Baa3
’s: Baa3
s: Baa3
Fitch: BBB Fitch: BBB
2,723 2,723 Accounts receivable, net Accounts receivable, net
1,646 1,646 Inventories, net Inventories, net
$13,925 Total assets
5,106 5,106 Goodwill Goodwill
2,359 2,359 Intangibles, net Intangibles, net
772 772 Other assets Other assets
619 619 Property and equipment, net Property and equipment, net
$700 $700 Cash and investments Cash and investments
6,603 6,603 Equity Equity
7,322 7,322 Total liabilities Total liabilities
1,244 1,244 Other noncurrent
Other noncurrent
noncurrent liabilities liabilities
1,489 1,489 Long-term debt, net
Long-term debt, net
-term debt, net
term debt, net
$13,925 Total liabilities and equity
$4,589 $4,589 Current liabilities Current liabilities
Balance sheet as of 9/29/07 ($MM) Balance sheet as of 9/29/07 ($MM)
Senior
Unsecured Ratings
Senior
Senior
Unsecured Ratings
Unsecured Ratings
EBITDA/interest EBITDA/interest
expense: expense: 17.7x 17.7x
Debt/EBITDA: Debt/EBITDA: 1.0x 1.0x
Debt/total capital: Debt/total capital: 24.0% 24.0%
Strong Credit Ratios
†
Strong Credit Ratios
Strong Credit Ratios
† †
Investment
grade
† LTM = Last twelve months as of 9/29/07

© 2007 Medco Health Solutions, Inc. All rights reserved.
Cash Flow Generation
Cash Flow Generation
251
115
322
337
235
235
125
999
98
614
132
909
151
1,090
94
722
2000 2001 2002 2003 2004 2005 2006 9 mos
2007
Capital Expenditures Free Cash Flow
$366
$659
$470
$1,124
$712
$1,041
$1,241
$816
Cash Flow from Operations
($MM)
Cash Flow from Operations
Cash Flow from Operations
($MM)
($MM)
Note: Free cash flow = cash from operations – capital expenditures

© 2007 Medco Health Solutions, Inc. All rights reserved.
Sources of Growth
Sources of Growth
Sales
Sales
~ ~
Addition of $1.6B in new 2007 Addition of $1.6B in new 2007
business, as of 3Q07 business, as of 3Q07
Generics
Generics
~ ~
Incremental contribution of up to Incremental contribution of up to
$0.35 per share from 2007 new $0.35 per share from 2007 new
generic introductions generic introductions
Mail
Mail
~ ~
6.7% increase in 2007 to 6.7% increase in 2007 to
approximately 95MM approximately 95MM
Medicare Part D PDP
Medicare Part D PDP
~ ~
Revenue of approximately Revenue of approximately
$480 million $480 million
Accredo Health Group
Accredo Health Group
~ ~
Growth of up to $0.08 per share Growth of up to $0.08 per share
PolyMedica acquisition
PolyMedica acquisition
~ ~
Dilution of up to $0.02 per share Dilution of up to $0.02 per share
New business/service start up
New business/service start up
expenses
expenses
~ ~
$30-$35 million in 4Q07
$30-$35 million in 4Q07
-$35 million in 4Q07
$35 million in 4Q07
Efficient use of cash
Efficient use of cash
~ ~
Share repurchases up to $2.2 billion Share repurchases up to $2.2 billion
Progress and Expectations for Full Year 2007
Progress and Expectations for Full Year 2007

© 2007 Medco Health Solutions, Inc. All rights reserved.
Net Positive Sales in 2007
Net Positive Sales in 2007
($2.6 B)
($2.6 B)
Erosion & calendarization
Erosion & calendarization
($1.1 B)
($1.1 B)
Lost sales
Lost sales
($1.5 B)
($1.5 B)
$3.0 B
$3.0 B
Calendarization
Calendarization
$0.8 B
$0.8 B
Growth in existing clients
Growth in existing clients
$0.6 B
$0.6 B
New sales
New sales
$1.6 B
$1.6 B
$0.4B Net New as of 3Q07
$0.4B Net New as of 3Q07
$0.4B Net New as of 3Q07

© 2007 Medco Health Solutions, Inc. All rights reserved.
Generic Drug Optimization
Generic Drug Optimization
$11.0B
$3.1B
National Drug Spend Medco Share
Norvasc
Norvasc
® ®
Ambien
Ambien
® ®
Lotrel
Lotrel
® ®
Toprol
Toprol
XL
XL
® ®
Coreg
Coreg
® ®
Incremental Contribution of up to $0.35 per Share
Incremental Contribution of up to $0.35 per Share
Incremental Contribution of up to $0.35 per Share
New Generic Introductions – 2007E
New Generic Introductions – 2007E

© 2007 Medco Health Solutions, Inc. All rights reserved.
Mail-Order Trend
Mail-Order Trend
$1.9
$3.2
$3.7
$1.9
2004 2005 2006 2007E
Adjusted mail-order penetration
rate for new business
Annualized new business
52%
18%
32%
35%
Annualized New Business
and Mail-Order Penetration
Annualized New Business
Annualized New Business
and Mail-Order Penetration
and Mail-Order Penetration
Mail-Order Volume
(in millions)
Mail-Order Volume
Mail-Order Volume
(in millions)
(in millions)
88
87
89
~95
2004 2005 2006 2007E

© 2007 Medco Health Solutions, Inc. All rights reserved.
Accredo Health Group
Accredo Health Group
Revenue to reach
Revenue to reach
approximately $6B
approximately $6B
EPS growth of up to
EPS growth of up to
$0.08 per share
$0.08 per share
$2
$3
$4
$5
~$6
2003 2004 2005 2006 2007E
Specialty Pharmacy Revenue
($Billions)
Specialty Pharmacy Revenue
Specialty Pharmacy Revenue
($Billions)
($Billions)
2007 Outlook
2007 Outlook

© 2007 Medco Health Solutions, Inc. All rights reserved.
2007 Revised Guidance
2007 Revised Guidance
$2.78
$2.78
$2.42
$2.42
2006
2006
Actuals
Actuals¹
1
28%-29%
28%-29%
$3.50–$3.55
$3.50–$3.55
$3.55-$3.60
EPS
EPS
(adj. for
(adj. for
intangible
intangible
amortization)
amortization)
31%-33%
31%-33%
$3.11–$3.16
$3.11–$3.16
$3.16-$3.21
EPS (GAAP)
EPS (GAAP)
%
%
Growth
Growth¹
1
Previous
Previous
2007
2007
Guidance
Guidance
Increased
Increased
2007
2007
Guidance
Guidance
* Excludes first-quarter 2006 legal settlements charge; see reconciliation to GAAP financial tables in appendix .

Executing a
Executing a
Client-Focused
Client-Focused
Fiscal Plan
Fiscal Plan
2008
2008
Richard J. Rubino, CPA
Richard J. Rubino, CPA
Senior Vice President & Controller,
Senior Vice President & Controller,
Chief Accounting Officer
Chief Accounting Officer

© 2007 Medco Health Solutions, Inc. All rights reserved.
Opportunity for Growth
Opportunity for Growth
Progress and Expectations for 2008
Progress and Expectations for 2008
Sales
Sales
~
~
Addition of $4.5B in new 2008 business, as of 3Q07
Addition of $4.5B in new 2008 business, as of 3Q07
Generics
Generics
~
~
Nearly $4.9B in drugs coming off patent in 2008
Nearly $4.9B in drugs coming off patent in 2008
~
~
Incremental contribution of up to $0.20 per share from 2008 new
Incremental contribution of up to $0.20 per share from 2008 new generic introductions
generic introductions
Mail
Mail
~
~
10.5% increase in 2008 to approximately 105MM
10.5% increase in 2008 to approximately 105MM
Medicare Part D PDP
Medicare Part D PDP
~
~
Revenue of approximately $540 million
Revenue of approximately $540 million
Accredo Health Group
Accredo Health Group
~
~
Growth of $0.06-$0.09 per share
Growth of $0.06-$0.09 per share
Efficient use of cash
Efficient use of cash
~
~
Share repurchases up to $1.7 billion
Share repurchases up to $1.7 billion

© 2007 Medco Health Solutions, Inc. All rights reserved.
$3.9B Net New as of 3Q07
$3.9B Net New as of 3Q07
$3.9B Net New as of 3Q07
Net Positive Sales for 2008
Net Positive Sales for 2008
($0.7 B)
($0.7 B)
Erosion & calendarization
Erosion & calendarization
($0.1 B)
($0.1 B)
Lost sales
Lost sales
($0.6 B)
($0.6 B)
$4.6 B
$4.6 B
Growth & calendarization
Growth & calendarization
$0.1 B
$0.1 B
New sales
New sales
$4.5 B
$4.5 B
New sales mail penetration rate of 63%
New sales mail penetration rate of 63%
New sales mail penetration rate of 63%
Lost sales mail penetration rate of 62%
Lost sales mail penetration rate of 62%
Lost sales mail penetration rate of 62%

© 2007 Medco Health Solutions, Inc. All rights reserved.
2008 Renewals
2008 Renewals
$0
$4,000
$8,000
$12,000
Q1 Q2 Q3 Q4
81%
5%
12%
2%
Drug Spend
Drug Spend
Drug Spend
Illustration of Renewal Margin Effect
Illustration of Renewal Margin Effect
Illustration of Renewal Margin Effect
Renewal Renewal
Pre-
Renewal
Year 1 Year 2 Year 3

© 2007 Medco Health Solutions, Inc. All rights reserved.
Generic Drug Optimization
Generic Drug Optimization
$4.9B
$1.2B
National Drug Spend Medco Share
Fosamax
Fosamax
® ®
Risperdal
Risperdal
® ®
Depakote
Depakote
® ®
Incremental Contribution up to $0.20 per Share
Incremental Contribution up to $0.20 per Share
Incremental Contribution up to $0.20 per Share
New Generic Introductions – 2008E
New Generic Introductions – 2008E

© 2007 Medco Health Solutions, Inc. All rights reserved.
Mail-Order Trend
Mail-Order Trend
$1.9
$3.2
$3.7
$1.9
$4.5
2004 2005 2006 2007E 2008E
Adjusted mail-order penetration
rate for new business
Annualized new business
63%
52%
18%
32%
35%
Annualized New Business
and Adjusted Mail-Order
Penetration
Annualized New Business
Annualized New Business
and Adjusted Mail-Order
and Adjusted Mail-Order
Penetration
Penetration
Mail-Order Volume
(in millions)
Mail-Order Volume
Mail-Order Volume
(in millions)
(in millions)
88
87
89
~95
~105
2004 2005 2006 2007E 2008E

© 2007 Medco Health Solutions, Inc. All rights reserved.
Accredo Health Group
Accredo Health Group
Revenue to reach
Revenue to reach
approximately $7B
approximately $7B
EPS growth of $0.06
EPS growth of $0.06
to $0.09 per share
to $0.09 per share
$2
$3
$4
$5
~$6
~$7
2003 2004 2005 2006 2007E 2008E
Specialty Pharmacy Revenue
($Billions)
Specialty Pharmacy Revenue
Specialty Pharmacy Revenue
($Billions)
($Billions)
2008 Outlook
2008 Outlook

© 2007 Medco Health Solutions, Inc. All rights reserved.
Guidance
Guidance
278 –
278 –
282M
282M
265 –
265 –
275M
275M
Dilutive Shares
39.0% -
39.0% -
39.5%
39.5%
39.0% -
39.0% -
39.5%
39.5%
Tax Rate
$150M
$150M
$270M
$270M
Capital Expenditures
10.5%
10.5%
95M
95M
105M
105M
Mail-Order Rxs
$4.29 -
$4.29 -
$4.41
$4.41
$3.89 -
$3.89 -
$4.01
$4.01
2008
2008
19% -
19% -
24%
24%
$3.55 -
$3.55 -
$3.60
$3.60
Cash EPS
21% -
21% -
27%
27%
$3.16 -
$3.16 -
$3.21
$3.21
GAAP EPS
2007
2007
Growth
Growth

Q&A Q&A

Closing Remarks Closing Remarks David Snow David Snow Chairman and CEO Chairman and CEO

Medco 2007 Analyst Day Medco 2007 Analyst Day November 16, 2007 November 16, 2007

Appendix Appendix

© 2007 Medco Health Solutions, Inc. All rights reserved.
Reconciliation Tables
Reconciliation Tables
1) 53-week fiscal year. All other fiscal years are comprised of 52 weeks.
2) Includes Accredo's operating results commencing August 18, 2005, the date of acquisition and for the subsequent periods.
3) 2003 excludes a one-time gain of $11 million from the sale of a minority equity investment in a nonpublic company.
4) 2006 includes a $20.0 million nonrecurring tax benefit reflected for the full year.
5) 2005 includes a $25.7 million non-recurring tax benefit reflected for the full year.
6) 2004 and 2003 include accelerated depreciation of $24.5 million and $13.3 million, respectively, associated with facility closures that took place in 2004.
7) This represents the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006. This charge reflected an agreement with the
U.S. Attorney's Office for the Eastern District of Pennsylvania to settle three previously disclosed  federal legal matters.
8) Estimated adjusted prescription volume equals the majority of mail-order prescriptions multiplied by 3, plus retail prescriptions. These mail-order prescriptions are multiplied by 3 to adjust for the fact that they include approximately 3 times the amount of product days supplied compared with retail prescriptions.
$1.50 $1.83 $1.89 $2.24 $2.72 EBITDA per adjusted prescription, excluding the legal settlements charge
$1.50
688.2 688.2
$ 1,035.7
- -
$1,035.7 $1,035.7
94.3 94.3
189.0 189.0
6 6
302.9 302.9
23.7³
23.7&sup3;
3
$425.8 $425.8
December 27, December 27,
2003 2003
Full Years Ended Full Years Ended
$1.83 $1.89 $2.01 $2.72 EBITDA per adjusted prescription
678.3 678.3 714.1 714.1 729.9 729.9 558.4 558.4 Adjusted prescriptions Adjusted prescriptions
8 8
$ 1,243.7 $1,350.3 $1,632.4 $1,518.0 EBITDA, excluding the legal settlements charge
- - - - 162.6 162.6 - - Legal settlements charge Legal settlements charge
7 7
$ 1,243.7 $ 1,243.7 $1,350.3 $1,350.3 $1,469.8 $1,469.8 $1,518.0 $1,518.0
EBITDA EBITDA
179.9 179.9 192.5 192.5 218.5 218.5 163.9 163.9 Amortization expense Amortization expense
197.6 197.6
6 6
165.0 165.0 173.6 173.6 124.4 124.4
Depreciation expense Depreciation expense
324.7 324.7 350.9 350.9
5 5
381.6 381.6
4 4
462.9 462.9 Provision for income taxes Provision for income taxes
59.9 59.9 39.9 39.9 65.9 65.9 62.3 62.3 Interest and other (income) expense, net Interest and other (income) expense, net
$ 602.0 $ 602.0
December 31, December 31,
2005 2005 1, 2 1, 2
$ 481.6 $ 481.6
December 25, December 25,
2004 2004
$ 630.2 $ 630.2
December 30, December 30,
2006 2006
Add: Add:
$704.5 $704.5 Net income Net income
September 29,   September 29,
2007 2007 EBITDA Reconciliation: EBITDA Reconciliation:
Nine Months Nine Months
Ended  Ended

© 2007 Medco Health Solutions, Inc. All rights reserved.
Reconciliation Tables
Reconciliation Tables
1) Represents the earnings per share effect of a pre-tax legal settlements charge of $162.6 million, or $99.9mm after tax, recorded in the first quarter of 2006. This charge reflects an agreement with the U.S. Attorney’s Office for the Eastern District of Pennsylvania to settle three previously disclosed federal legal matters.
Estimated Estimated
Full Year Ended Full Year Ended
Dec 27, 2008 Dec 27, 2008
24% 24% 19% 19% 29% 29% 28% 28% Diluted earnings per share growth over prior year, excluding intangible amortization
Diluted earnings per share growth over prior year, excluding intangible amortization angible amortization
27% 27% 21% 21% 33% 33% 31% 31% Diluted earnings per share growth over prior year Diluted earnings per share growth over prior year
$4.41 $4.41 $4.29 $4.29 $3.60 $3.60 $3.55 $3.55 $2.78 $2.78 Diluted earnings per share, excluding intangible amortization and the legal charge
Diluted earnings per share, excluding intangible amortization and the legal charge
d the legal charge
$0.40 $0.40 $0.40 $0.40 $0.39 $0.39 $0.39 $0.39 $0.36 $0.36 Adjustment for the amortization of intangible assets Adjustment for the amortization of intangible assets
$4.01 $4.01 $3.89 $3.89 $3.21 $3.21 $3.16 $3.16 $2.42 $2.42 Diluted earnings per share, excluding the legal charge Diluted earnings per share, excluding the legal charge
– –
$4.01 $4.01
High End High End
Estimated Estimated
Full Year Ended Full Year Ended
Dec 29, 2007 Dec 29, 2007
– –
$3.21 $3.21
High End High End
– –
$3.89 $3.89
Low End Low End
– –
$3.16 $3.16
Low End Low End
$0.33 $0.33
Adjustment for 2006 legal settlements charge1
Adjustment for 2006 legal settlements charge1
1
$2.09 $2.09 GAAP diluted earnings per share GAAP diluted earnings per share
December 30,   December 30,
2006 2006 Earnings Per Share Guidance Reconciliation Earnings Per Share Guidance Reconciliation
Full Year Full Year
Ended Ended